THE GABELLI U.S. TREASURY MONEY MARKET FUND

                                  ANNUAL REPORT
                              SEPTEMBER 30, 2002(A)


[RANERI GRAPHIC OMITTED]
JUDITH A. RANERI

TO OUR SHAREHOLDERS,

      Rising tensions overseas, continued corporate scandals and a corresponding drop in the major equity market components have all contributed to a substantial flight to quality, driving market interest rates to levels not seen in 40 years. U.S. Treasury securities found new life with investors in the third quarter with 10 year rates posting all time lows and quarterly performance numbers that were the best since 1989. With the economy showing new signs of sluggishness and a consumer firmly retrenching, some market participants were calling for the Federal Reserve Board ("Fed") to lower, yet again, its target for the Federal Funds rate from its level of 1.75%. The Federal Open Market Committee ("FOMC") responded on November 6, 2002 by lowering the Federal Funds target rate by 50 basis points, to 1.25%. However, we continue to see some bright spots and believe that the domestic economy is on solid footing. Monetary policy, which has been extremely accommodating since September of last year, does take time to move through the system. That delay coupled with a high wave of mortgage refinancing should prove to be strong tonic for 2003. We believe the Fed, which is now at a neutral bias, is finished with its easing policy and could begin to nudge policy tighter in late 2003.

      The Gabelli U.S. Treasury Money Market Fund (the "Fund") continues to have strong performance relative to its peer group. As of the end of the third quarter 2002, the Fund ranked second (out of thirty-three 100% U.S. Treasury funds) as reported by iMoneyNet. iMoneyNet (formerly IBC Financial Data) is a research firm that tracks money market mutual funds. Also, gross returns of the Fund outperformed the average of those Treasury funds tracked by iMoneyNet. With the recent aggressive FOMC rate cut, we anticipate a similar reduction in the Fund's overnight yield. However, with the current weighted average maturity of 54 days, we believe we can weather the storm until the traditional upward pressure of short-term rates into the end of the year occurs.

      Our fixed income portfolios have had a core commitment to the market while remaining flexible and liquid. The bulls are still in control of the markets, but remaining flexible in all market situations is our ongoing challenge.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30.

INVESTMENT RESULTS

      For the twelve-month period ended September 30, 2002, the Fund's total return was 1.72%. The Lipper U.S. Treasury Money Market Average had a total return of 1.25% over the same period. The Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund's 7-day annualized yield and 30-day annualized yield on September 30, 2002 were 1.45% and 1.46%, respectively.

      For the five-year period ended September 30, 2002, the Fund's total return averaged 4.33% versus an average annual total return of 3.97% for the Lipper U.S. Treasury Money Market Average. Since inception on October 1, 1992 through September 30, 2002, the Fund had an average annual total return of 4.32%. As of September 30, 2002, direct shareholders total 7,383 and net assets are $1.013 billion. The Fund maintained a stable net asset value of $1.00 per share throughout the period.

MINIMUM INVESTMENT - $10,000

      The Fund's minimum initial investment is $10,000. However, shareholders of any of the Gabelli Funds may invest in the Fund with an initial investment of $3,000. IRAs, retirement accounts and custodial accounts for minors require an initial investment of only $1,000. The Fund provides check writing and exchange privileges and continues to offer these services at no charge to shareholders. The Fund's expenses are capped at 0.30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. During fiscal 2002, approximately 7% of the Fund's distributions were derived from net realized gains and such income is taxable at the state and local levels.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                       WHO                             WHEN
                       ---                             ----
      Special Chats:   Mario J. Gabelli                First Monday of each month
                       Howard Ward                     First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                       NOVEMBER                        DECEMBER                        JANUARY
                       --------                        --------                        -------
      1st Wednesday    Charles Minter & Martin Weiner  Charles Minter & Martin Weiner  Ivan Arteaga
      2nd Wednesday    Caesar Bryan                    Walter Walsh & Laura Linehan    Charles Minter & Martin Weiner
      3rd Wednesday    Walter Walsh & Laura Linehan    Hart Woodson                    Walter Walsh & Laura Linehan
      4th Wednesday    Barbara Marcin                                                  Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

DAILY DIVIDENDS

      The Fund declares daily dividends which are reinvested monthly unless a cash distribution is requested. The Fund invests exclusively in U.S. Treasury securities and therefore 100% of the Fund's income dividends are exempt from state and local income taxes in all states. Gains from the sale of U.S.Treasury securities, however, are taxable at the state and local levels. Please consult your tax adviser for the applicability to your specific situation.

      We thank you for your loyalty and as always, pledge our best efforts on your behalf as we seek to provide you with competitive returns. Please call us at 1-800-GABELLI (1-800-422-3554) during the business day for further information.
                                                     Sincerely,

                                                 /S/ JUDITH A. RANERI

                                                     JUDITH A. RANERI
                                                     Vice President and
                                                     Portfolio Manager

November 8, 2002



PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Total returns and average annual returns, which reflect changes in investment income, are net of expenses. Investment returns and yields will fluctuate. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government or the Federal Deposit Insurance Corporation. Although the Fund seeks to preserve the value of an investment at $1.00 per share, there can be no assurance that the Fund will maintain a stable $1.00 per share net asset value, so it is possible to lose money by investing in the Fund. The Fund's prospectus contains more complete information, including fees and expenses. The prospectus should be read carefully before investing or sending money. If the Fund's expenses had not been limited to 0.30%, the Fund's 7-day annualized yield and 30-day annualized yield would have been 1.39% and 1.40%, respectively, as of September 30, 2002 and the long-term results would have been lower.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF NET ASSETS -- SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

  PRINCIPAL                                    ANNUALIZED YIELD AT       MATURITY                         MARKET
   AMOUNT                                       DATE OF PURCHASE           DATE                           VALUE
 ------------                                  -------------------       --------                         ------
                U.S. TREASURY OBLIGATIONS -- 99.6%
                U.S. TREASURY BILLS -- 84.9%
 $864,136,000   U.S. Treasury Bills ..........  1.604% to 1.883%     10/03/02-12/26/02                $  862,919,282
                                                                                                      --------------
                U.S. TREASURY NOTES -- 14.7%
  147,125,000   U.S. Treasury Notes ..........  1.943% to 2.378%     12/31/02-06/30/03                   149,365,805
                                                                                                      --------------
TOTAL INVESTMENTS (Cost $1,012,285,087) (a) .............................................     99.6%    1,012,285,087
 OTHER ASSETS AND LIABILITIES (NET) .....................................................      0.4         3,967,498
                                                                                              ----    --------------
NET ASSETS
  (applicable to 1,016,336,241 shares outstanding, $0.001 par value, unlimited number of
  shares authorized) ....................................................................    100.0%   $1,016,252,585
                                                                                             =====    ==============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ................................                      $1.00
                                                                                                               =====
NET ASSETS CONSIST OF:
   Paid-in-Capital ......................................................................             $1,016,336,847
   Accumulated net investment loss ......................................................                   (84,262)
                                                                                                      --------------
TOTAL NET ASSETS ........................................................................             $1,016,252,585
                                                                                                      ==============

---------------------------------------------------
(a) Aggregate cost for Federal tax purposes.


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of beneficial interest outstanding throughout each period:

                                                                           YEAR ENDED SEPTEMBER 30,
                                                           ----------------------------------------------------------
                                                              2002         2001        2000        1999        1998
                                                              ----         ----        ----        ----        -----
OPERATING PERFORMANCE:
   Net asset value, beginning of period ................   $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           ----------    --------    --------    --------    --------
   Net investment income (a) ...........................       0.0161      0.0453      0.0526      0.0422      0.0496
   Net realized gain on investments ....................       0.0012      0.0011      0.0010      0.0005      0.0005
                                                           ----------    --------    --------    --------    --------
   Total from investment operations ....................       0.0173      0.0464      0.0536      0.0427      0.0501
                                                           ----------    --------    --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ...............................      (0.0161)    (0.0453)    (0.0526)    (0.0422)    (0.0496)
   Net realized short-term gain on investments .........      (0.0012)    (0.0011)    (0.0010)    (0.0005)    (0.0005)
                                                           ----------    --------    --------    --------    --------
   Total distributions .................................      (0.0173)    (0.0464)    (0.0536)    (0.0427)    (0.0501)
                                                           ----------    --------    --------    --------    --------
   NET ASSET VALUE, END OF PERIOD ......................   $     1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           ==========    ========    ========    ========    ========
   Total return+ .......................................         1.7%        4.7%        5.5%        4.4%        5.1%
                                                           ==========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)                    $1,016,253    $805,149    $614,782    $480,100    $314,394
   Ratio of net investment income to
     average net assets                                         1.59%       4.51%       5.29%       4.19%       4.91%
   Ratio of operating expenses to
     average net assets (b)                                     0.30%       0.30%       0.30%       0.30%       0.30%
-----------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a) Net investment income before fees waived by the Manager for the years ended September 30, 2002, 2001, 2000, 1999 and 1998 were $0.0155, $0.0446,
    $0.0520, $0.0412 and $0.0475, respectively.
(b) Operating expense ratios before fees waived by the Manager for the years ended September 30, 2002, 2001, 2000, 1999 and 1998 were 0.36%, 0.37%,
    0.37%, 0.40% and 0.46%, respectively.

                See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest ...................................................   $17,660,442
                                                                  -----------
EXPENSES:
   Management fees ............................................     2,807,144
   Transfer agent fees ........................................       198,046
   Custodian fees .............................................       135,318
   Registration fees ..........................................        52,707
   Legal and audit fees .......................................        53,326
   Trustees' fees .............................................        22,930
   Shareholder communications expenses ........................        49,464
   Miscellaneous expenses .....................................        33,785
                                                                  -----------
   TOTAL EXPENSES BEFORE FEES WAIVED BY MANAGER ...............     3,352,720
   Fees waived by Manager .....................................      (550,660)
                                                                  -----------
   TOTAL EXPENSES -- NET ......................................     2,802,060
                                                                  -----------
NET INVESTMENT INCOME .........................................    14,858,382
NET REALIZED GAIN ON INVESTMENTS ..............................     1,029,707
                                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........   $15,888,089
                                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                               YEAR ENDED             YEAR ENDED
                                                                              SEPTEMBER 30,          SEPTEMBER 30,
                                                                                  2002                   2001
                                                                             ---------------        ---------------
OPERATIONS:
  Net investment income ................................................     $    14,858,382        $    32,869,480
  Net realized gain on investments .....................................           1,029,707                914,195
                                                                             ---------------        ---------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................          15,888,089             33,783,675
                                                                             ---------------        ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ................................................         (14,858,382)           (32,869,480)
  Net realized short-term gain on investments ..........................          (1,144,843)              (799,059)
                                                                             ---------------        ---------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................         (16,003,225)           (33,668,539)
                                                                             ---------------        ---------------
SHARE TRANSACTIONS ($1.00 PER SHARE):
  Shares sold ..........................................................       2,645,614,565          3,328,173,296
  Shares issued upon reinvestment of dividends and distributions .......          15,735,912             32,802,723
  Shares redeemed ......................................................      (2,450,131,806)        (3,170,723,853)
                                                                             ---------------        ---------------
  NET INCREASE IN NET ASSETS ...........................................         211,103,535            190,367,302
NET ASSETS:
  Beginning of period ..................................................         805,149,050            614,781,748
                                                                             ---------------        ---------------
  End of period ........................................................     $ 1,016,252,585        $   805,149,050
                                                                             ===============        ===============

                See accompanying notes to financial statements.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds (the "Trust"), was organized on May 21, 1992 as a Delaware business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is high current income consistent with the preservation of principal and liquidity. The Fund commenced investment operations on October 1, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost involves valuing a portfolio security at cost and any discount or premium is amortized on a constant basis to the maturity of the instrument.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned.

DIVIDENDS  AND  DISTRIBUTIONS.   Dividends  from  investment  income  (including
realized capital gains and losses) are declared daily and paid monthly. Distributions of long term capital gains, if any, are paid annually.

For the fiscal year ended September 30, 2002, the tax character of distributions does not materially differ from accounting principles generally accepted in the United States.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of September 30, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

          Undistributed ordinary income .................  $74,016
                                                           -------
          Total accumulated earnings ....................  $74,016
                                                           =======

The difference between book and tax basis undistributed ordinary income is primarily due to dividends payable.

3. AGREEMENTS WITH AFFILIATED PARTIES. The Trust has entered into a management agreement (the "Management Agreement") with Gabelli Funds, LLC (the "Manager"), which provides that the Trust will pay the Manager a fee, computed daily and paid monthly, at the annual rate of 0.30 percent of the value of the Fund's average daily net assets. In accordance with the Management Agreement, the Manager provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates. To the extent necessary, the Manager has contractually undertaken to assume certain expenses of the Trust so that the total expenses do not exceed
0.30 percent of the Fund's average daily net assets. This arrangement is renewable annually by the Manager. For the fiscal year ended September 30, 2002, the Manager waived management fees of $550,660.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE GABELLI U.S. TREASURY MONEY MARKET FUND

We have audited the accompanying statement of net assets of The Gabelli U.S. Treasury Money Market Fund (the "Fund"), a series of The Gabelli Money Market Funds, as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli U.S. Treasury Money Market Fund at September 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

New York, New York
November 1, 2002
                                             /S/ERNST & YOUNG LLP
                                                Ernst & Young LLP


--------------------------------------------------------------------------------
                   2002 TAX NOTICE TO SHAREHOLDERS (Unaudited)

U.S. GOVERNMENT INCOME:
The percentage of the ordinary income dividend paid by the Fund during the period from October 1, 2001 through September 30, 2002 which was derived from U.S. Treasury securities was 92.98%. Such income is exempt from state and local tax in all states. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor as to the applicability of the information provided to your specific situation.
--------------------------------------------------------------------------------

THE GABELLI U.S. TREASURY MONEY MARKET FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Money Market Funds at One Corporate Center, Rye, NY 10580-1422.

                           TERM OF        NUMBER OF
NAME, POSITION(S)         OFFICE AND    FUNDS IN FUND
    ADDRESS 1             LENGTH OF   COMPLEX OVERSEEN            PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
    AND AGE             TIME SERVED 2    BY TRUSTEE               DURING PAST FIVE YEARS                    HELD BY TRUSTEE 3
----------------        ------------- ----------------            ----------------------                  -------------------
INTERESTED TRUSTEES 4:
MARIO J. GABELLI          Since 1992        21         Chairman of the Board and Chief Executive     Director of Morgan Group
Director, President and                                Officer of Gabelli Asset Management Inc. and  Holdings, Inc. (transportation
Chief Investment Officer                               Chief Investment Officer of Gabelli Funds,    services); Vice Chairman of
Age: 60                                                LLC and GAMCO Investors, Inc.; Chairman and   Lynch Corporation (diversified
                                                       Chief Executive Officer of Lynch Interactive  manufacturing)
                                                       Corporation (multimedia and services)

KARL OTTO POHL            Since 1992        30         Member of the Shareholder Committee of Sal    Director of Gabelli Asset
Trustee                                                Oppenheim Jr. & Cie (private investment       Management Inc. (investment
Age: 72                                                bank); Former President of the                management); Chairman,
                                                       Deutsche Bundesbank and Chairman of its       Incentive Capital and Incentive
                                                       Central Bank Council (1980-1991)              Asset Management (Zurich);
                                                                                                     Director at Sal Oppenheim
                                                                                                     Jr. & Cie, Zurich
NON-INTERESTED TRUSTEES:
ANTHONY J. COLAVITA       Since 1992        32         President and Attorney at Law in the law firm               --
Trustee                                                of Anthony J. Colavita, P.C.
Age: 66

VINCENT D. ENRIGHT        Since 1992        10         Former Senior Vice President and Chief Financial            --
Trustee                                                Officer of KeySpan Energy Corporation
Age: 58

JOHN J. PARKER            Since 1992         1         Attorney at the law firm of McCarthy, Fingar,               --
Trustee                                                Donovan, Drazen & Smith
Age: 71

ANTHONIE C. VAN EKRIS     Since 1992        17         Managing Director of BALMAC                   Director of Spinnaker
Trustee                                                International, Inc.                           Industries, Inc.
Age: 68

------------------------

1   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2   Each Trustee will hold office for an  indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's Amended and Restated By Laws and Agreement and Declaration of Trust.
3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.
4 "Interested person" of the Fund as defined in the 1940 Act. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

THE GABELLI U.S. TREASURY MONEY MARKET FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                           TERM OF        NUMBER OF
NAME, POSITION(S)         OFFICE AND    FUNDS IN FUND
    ADDRESS 1             LENGTH OF   COMPLEX OVERSEEN            PRINCIPAL OCCUPATION(S)                 OTHER DIRECTORSHIPS
    AND AGE             TIME SERVED 2    BY TRUSTEE               DURING PAST FIVE YEARS                    HELD BY TRUSTEE 3
----------------        ------------- ----------------            ----------------------                  -------------------
OFFICERS:
BRUCE N. ALPERT           Since 1992        --         Executive Vice President and Chief Operating                --
Vice President                                         Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                          an officer of all mutual funds advised by
Age: 50                                                Gabelli Funds, LLC and its affiliates.
                                                       Director and President of Gabelli Advisers, Inc.

HENLEY L. SMITH           Since 1992        --         Senior Portfolio Manager of Gabelli Fixed Income            --
Vice President                                         LLC and its predecessors since 1987.
Age: 46

RONALD S. EAKER           Since 1992        --         Senior Portfolio Manager of Gabelli Fixed Income            --
Vice President                                         LLC and its predecessors since 1987.
Age: 41

JUDITH RANERI             Since 1997        --         Portfolio Manager, Gabelli Funds, LLC since April           --
Vice President                                         1997; Senior Portfolio Manager, Secretary and
and Portfolio Manager                                  Treasurer of The Treasurer's Fund, Inc.; A member
Age: 34                                                of the Investment and Credit Review Committees.

JAMES E. MCKEE            Since 1995        --         Vice President, General Counsel and Secretary of
Secretary                                              Gabelli Asset Management Inc. since 1999 and
Age: 39                                                GAMCO Investors, Inc. since 1993; Secretary of all
                                                       mutual funds advised by Gabelli Advisers, Inc. and
                                                       Gabelli Funds, LLC
------------------------

1   Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2   Each Trustee will hold office for an  indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's Amended and Restated By Laws and Agreement and Declaration of Trust.
3 This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is
capital appreciation. (MULTICLASS)             PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                    PORTFOLIO MANAGER: CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITESSM FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                             CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE, MARK FREEMAN

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE ______________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                      PORTFOLIO MANAGER:  MARIO J. GABELLI,  CFA

CONTRARIAN  __________________________________
GABELLI  MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                            THE GABELLI U.S. TREASURY
                                MONEY MARKET FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                            Net Asset Value available
                                daily by calling
                           800-GABELLI after 6:00 P.M.


                                BOARD OF TRUSTEES
Mario J. Gabelli, CFA                                John J. Parker
CHAIRMAN AND CHIEF                                   ATTORNEY-AT-LAW
INVESTMENT OFFICER                                   MCCARTHY, FINGAR, DONOVAN,
GABELLI ASSET MANAGEMENT INC.                        DRAZEN & SMITH

Anthony J. Colavita                                  Karl Otto Pohl
ATTORNEY-AT-LAW                                      FORMER PRESIDENT
ANTHONY J. COLAVITA, P.C.                            DEUTSCHE BUNDESBANK

Vincent D. Enright                                   Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                         MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                          BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

                                    OFFICERS
Mario J. Gabelli, CFA                                Ronald S. Eaker
PRESIDENT                                            VICE PRESIDENT

Bruce N. Alpert                                      Judith A. Raneri
VICE PRESIDENT AND                                   VICE PRESIDENT
TREASURER                                            AND PORTFOLIO MANAGER

James E. McKee                                       Henley L. Smith
SECRETARY                                            VICE PRESIDENT

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie, Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli U.S. Treasury Money Market Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB404Q302SR


[GABELLI GRAPHIC OMITTED]
MARIO J. GABELLI


THE
GABELLI
U.S. TREASURY
MONEY MARKET
FUND

                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2002